UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2008

UNITED STATES CELLULAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

United States Cellular Corporation (“U.S. Cellular”) and its parent, Telephone and Data Systems, Inc. (“TDS”), previously disclosed on November 11, 2005 that the Staff of the Chicago Regional Office of the Securities and Exchange Commission (“SEC”) had advised them that it was conducting an investigation of both companies in response to the restatement of financial statements that was initially announced by U.S. Cellular and TDS on November 10, 2005.

On June 16, 2008, counsel for U.S. Cellular and TDS received a letter from the Staff of the Chicago Regional Office of the SEC, advising that the Staff’s investigation has been completed as to U.S. Cellular and TDS, and that the Staff does not intend to recommend any enforcement action to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date: June 17, 2008

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President – Finance,
Chief Financial Officer and Treasurer